UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 17, 2016

American CareSource Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33094	20-0428568
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

55 Ivan Allen Jr. Blvd, Suite 510 Atlanta, Georgia 30308
(Address of Principal Executive Offices) (Zip Code)

(404) 465-1000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 17, 2016, American CareSource Holdings, Inc. (the “Company”) received notification from The Nasdaq Stock Market LLC (“NASDAQ”) stating that the NASDAQ Listing Qualifications Hearings Panel (the “Panel”) has determined to delist the shares of the Company’s Common Stock from The NASDAQ Capital Market and that trading in the Company’s common stock will be suspended on The NASDAQ Capital Market effective at the open of business on Thursday, May 19, 2016. The Company's shares are being delisted due to the Company’s continuing non-compliance with the stockholders’ equity requirement set forth in NASDAQ Listing Rule 5550(b)(1).

We expect that the Company’s common stock will be eligible for quotation on the OTC Markets’ OTCQB market tier, an electronic quotation service operated by OTC Markets Group Inc. for eligible securities traded over-the-counter, effective at the open of business on May 19, 2016. The Company’s Common Stock will continue to trade under its current trading symbol “GNOW.”

This transition to the OTCQB will not affect our business operations. We will continue to file periodic and other required reports with the Securities and Exchange Commission under applicable federal securities laws.

Delisting from The NASDAQ Capital Market may adversely affect our ability to raise additional financing through the public or private sale of equity securities, may significantly affect the ability of investors to trade our securities and may negatively affect the value and liquidity of our common stock. Delisting also could have other negative results, including the potential loss of employee confidence, the loss of institutional investor interest and the potential loss of business development opportunities. We could also face significant adverse consequences including, among others:

•	a limited availability of market quotations for our securities;

•	a determination that our common stock is a “penny stock” which will require brokers trading in our common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•	a limited amount of news and little or no analyst coverage for us; and

•	a decreased ability to issue additional securities (including pursuant to short-form registration statements on Form S-3) or obtain additional financing in the future.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American CareSource Holdings, Inc.

Date: May 18, 2016	By:	/s/ Adam S. Winger
Name: Adam S. Winger
Title: President and Chief Executive Officer and Secretary